UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2023

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38855	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street, New York, New York	10036
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
0.900% Senior Notes due 2033	NDAQ33	The Nasdaq Stock Market
0.875% Senior Notes due 2030	NDAQ30	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2023, the Board of Directors (the “Board”) of Nasdaq, Inc. (“Nasdaq”) appointed Tal Cohen and P.C. Nelson Griggs each as President, Nasdaq, Inc., effective immediately.

Mr. Cohen, age 50, will continue to serve as Division President, Market Platforms, a role he assumed January 1, 2023. He served as Executive Vice President, North American Markets from July 2019 through December 2022. Prior to that, he served as Senior Vice President, North American Market Services since April 2016.

Mr. Griggs, age 52, will continue to serve as Division President, Capital Access Platforms, a role he assumed January 1, 2023. He served as Executive Vice President, Corporate Platforms from April 2018 through December 2022. Mr. Griggs is also President of The Nasdaq Stock Market. Previously, Mr. Griggs was Executive Vice President, Listing Services from October 2014 through April 2018 and Senior Vice President, New Listings from July 2012 through October 2014. Since joining Nasdaq in 2001, Mr. Griggs has served in other senior roles, including Senior Vice President, Listings Asia Sales and Vice President, Listings.

The appointments of Messrs. Cohen and Griggs to each serve as President were not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between either of Mr. Cohen or Mr. Griggs and any director or executive officer of Nasdaq, and there are no transactions between either of Mr. Cohen or Mr. Griggs and Nasdaq that would be required to be reported under Item 404(a) of Regulation S-K. Neither Mr. Cohen nor Mr. Griggs entered into any new compensatory arrangements in connection with their respective appointments.

On April 18, 2023, in connection with the appointments described above, Adena T. Friedman, Nasdaq’s President and Chief Executive Officer, and Chair of the Board, relinquished her title as President, effective immediately. Ms. Friedman will continue as Chair and Chief Executive Officer of Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2023	NASDAQ, INC.

	By:	/s/ John A. Zecca
	Name:	John A. Zecca
	Title:	Executive Vice President and Chief Legal Officer